PROSPECTUS

Dated January 4, 1999

TIAA-CREF Life Funds

Stock Index Fund

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE TIAA-CREF LIFE FUNDS, MUTUAL FUNDS AVAILABLE ONLY THROUGH THE PURCHASE OF A VARIABLE ANNUITY OR OTHER VARIABLE INSURANCE CONTRACT ISSUED BY TIAA-CREF LIFE INSURANCE COMPANY (TIAA-CREF LIFE). PLEASE READ THIS PROSPECTUS, ALONG WITH THE PROSPECTUS DESCRIBING THE CONTRACT, BEFORE INVESTING AND KEEP BOTH PROSPECTUSES FOR FUTURE REFERENCE.

The TIAA-CREF Life Funds currently offers the investment portfolio (fund) listed below.

     The Stock Index Fund seeks to increase the value of your investment over the long-term by investing in a diversified portfolio of common stocks selected to track the overall U.S. stock market, as represented by a broad stock market index.

TIAA-CREF Life Insurance Company and the TIAA-CREF Life Funds are part of the TIAA-CREF group of companies.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

ITEM                                                          PAGE
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
The Stock Index Fund -- In Brief............................    3

Investment Objective and Principal Investment Strategies....    4
  Investment Objective......................................    4
  Principal Investment Strategies...........................    4
  The Russell 3000 Index....................................    5
  Other Investments.........................................    5

Fund Management.............................................    6

Related Fund Performance Information........................    7

Pricing of Fund Shares......................................    7

Offering, Purchasing and Redeeming Shares...................    8

Dividends, Distributions and Taxes..........................    8

Financial Highlights Information............................    9

General Matters.............................................    9

This prospectus outlines the terms of the fund. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you shouldn't rely on them.

An investment in the Fund is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency.

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The TIAA-CREF Life Funds are mutual funds available only to separate accounts of
TIAA-CREF Life Insurance Company (TIAA-CREF Life) to fund individual variable annuity or other variable insurance contracts (the contract). This prospectus describes the Stock Index Fund, the only investment portfolio (fund) currently offered by the TIAA-CREF Life Funds. Throughout this prospectus, "we" and "our" refer to the TIAA-CREF Life Funds or the Stock Index Fund. "You" and "your" means any contractowner or any prospective contractowner.

The Stock Index Fund -- In Brief

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Stock Index Fund seeks to increase the value of your investment over the long-term by investing in a diversified portfolio of common stocks selected to track the overall U.S. stock market, as represented by a broad stock market index.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Stock Index Fund attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000(R) index, an index consisting of the 3,000 largest publicly-traded U.S. corporations. The fund doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use sampling to try to emulate the index's overall investment characteristics. The portfolio won't be managed in the traditional sense of picking individual securities based on economic, financial, and market analysis, which means that a company may remain in the portfolio even if it performs poorly. We will, however, use certain techniques to attempt to slightly outperform the Russell 3000.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Stock Index Fund's returns will fluctuate, so you could lose money on your investment. Normally, we expect that when the overall U.S. stock market is rising, the fund's value will rise, and when the stock market is falling, the fund's value will fall. Stock values will rise and fall in response to changes in overall market and economic conditions, and the financial condition of individual companies. Stocks in general are subject to the following types of risks:

     - Market risk -- price volatility due to changing conditions in the financial markets and, in some cases, changes in overall interest rates.

     - Financial risk -- the possibility that a company's current earnings will fall or that overall financial soundness will decline, reducing the stock's value.

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We also can't guarantee that the fund will be able to match the returns of the
Russell 3000 or the stock market in general.

HOW HAS THE FUND PERFORMED?

Because the fund has been operating only for a short time, we have not included past performance information for the fund. For a discussion of the performance of the TIAA Stock Index Account, an investment company managed by the same adviser as the fund, see the "Related Fund Performance Information" section of this prospectus.

Investment Objective and Principal Investment Strategies

This section describes the Stock Index Fund's investment objective and the principal investment policies and techniques it uses to accomplish its objective. For a complete listing of the fund's policies and restrictions, see the SAI.

INVESTMENT OBJECTIVE

The Stock Index Fund seeks to increase the value of your investment over the long-term by investing in a diversified portfolio of common stocks selected to track the overall U.S. stock market, as represented by a broad stock market index. There's no guarantee that the fund will meet this investment objective.

We can change the fund's investment objective without a shareholder vote, although we'll notify you of any change if it is material.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000 Index(R) (See "The Russell 3000 Index," below). The fund doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use sampling to try to emulate the index's overall investment characteristics. The portfolio won't be managed in the traditional sense of picking individual securities based on economic, financial, and market analysis. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Russell 3000. We will, however, use proprietary quantitative scoring and trading techniques to attempt to slightly outperform the Russell 3000.

We expect that in periods when the overall U.S. stock market is rising, the fund's net asset value will also rise, while in market declines, the fund's net asset value will likewise decline. We won't match the index precisely. However, we expect the fund to closely track the index. The fund seeks to track the index by calculating daily a correlation coefficient using the fund's returns from the most

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recent 30 trading days and the index's returns for the same period. We expect the correlation coefficient usually to be above 0.99 and, in any case, never to fall below 0.98. If it approaches 0.98, we'll rebalance the portfolio -- a process which involves realigning portfolio weights and/or adding more stocks to the fund's portfolio. Since the index's returns aren't reduced by operating or investment expenses, the fund may not be able to match the index because of the costs of buying and selling stocks and other expenses. However, we expect investment expenses to be low compared to an actively managed stock portfolio.

THE RUSSELL 3000 INDEX

The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, based on the value of their outstanding stock. According to the Frank Russell Company, Russell 3000 companies account for about 98% of the total market capitalization of the publicly-traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $10 million to $304.22 billion, with an average of $3.96 billion as of November 30, 1998.

The Frank Russell Company includes stocks in the index solely on their market capitalization and weights them by relative market value. The Frank Russell Company can change stocks and their weightings in the index. We'll adjust the fund's portfolio to reflect the changes as appropriate.

The Russell 3000 is a trademark and service mark of the Frank Russell Company. The fund isn't promoted, endorsed, sponsored or sold by and isn't affiliated with the Frank Russell Company. A stock's presence in the Russell 3000 doesn't mean that the Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about the fund and makes no representations or warranties about its content.

Using the Russell 3000 as the measure of the U.S. equity market isn't a fundamental investment policy, so we can substitute other indices without shareholder approval. We'll notify you, however, before making any change in the target index.

OTHER INVESTMENTS

The fund can hold other investments in seeking to achieve its investment objective. These include:

     - investments whose return depends on stock market prices, such as stock index futures contracts, stock options and options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index;

     - investments with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities;

     - short-term debt securities and other money market instruments, including those denominated in foreign currencies, for cash management purposes; and

     - options, futures contracts, options on futures, and other financial contracts. The fund will make these types of investments for cash management or hedging purposes, rather than for speculation.

For more information about these and other permitted fund investments and their risks, see the SAI.

Fund Management

Teachers Advisors, Inc. (Advisors) manages the Stock Index Fund's assets, under the supervision of the Board of Trustees of TIAA-CREF Life Funds, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). Advisors is registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. The personnel of Advisors who manage the fund also manage the investments of TIAA Separate Account VA-1 and TIAA-CREF Mutual Funds and, through an affiliated investment adviser, TIAA-CREF Investment Management, LLC, the investment accounts of the College Retirement Equities Fund (CREF). Advisors is located at 730 Third Avenue, New York, New York 10017.

Under its investment management agreement with TIAA-CREF Life Funds, Advisors is entitled to an annual fee of 0.30% of the average daily net assets of the Stock Index Fund for managing that fund. Advisors has voluntarily agreed to waive a portion of its fee, so that the current investment advisory charge is 0.07% of fund's average daily net assets.

Advisors duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors is also responsible for providing or obtaining at its own expense the services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis. These include custodial, administrative, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.

Related Fund Performance Information

The following table contains information about the historical performance of the TIAA Separate Account VA-1 Stock Index Account (the "TIAA Stock Index Account"), the only other existing stock index portfolio managed by Advisors, as of September 30, 1998. The TIAA Stock Index Account is not a mutual fund; rather it funds a variable annuity contract. It has an investment objective, policies, strategies and risks substantially the same as those of the TIAA-CREF Life Funds' Stock Index Fund. The data is provided to illustrate the experience of Advisors' personnel in managing a substantially similar investment portfolio. It doesn't represent the performance of the Stock Index Fund described in this prospectus.

These investment results are unaudited. They aren't intended to predict or suggest the returns that either the Stock Index Fund or TIAA Stock Index Account might experience in the future. The results are net of investment management and other operating expenses (including separate account charges of 0.30%) for the TIAA Stock Index Account and reflect the waiver by Advisors of 0.23% of its 0.30% investment management fee. The Stock Index Fund has been designed to have similar investment management expense charges and waivers. Note that no separate account charges are deducted at the fund level for the Stock Index Fund, although comparable charges will be deducted at the separate account contract level.

TIAA STOCK INDEX ACCOUNT      AVERAGE ANNUAL RATES OF    CUMULATIVE RATES OF
(AS OF SEPTEMBER 30, 1998)         TOTAL RETURN             TOTAL RETURN
--------------------------    -----------------------    -------------------
1 year                                  4.34%                    4.34%
3 years                                19.64%                   71.26%
Since inception (11/1/94)              21.84%                  116.76%

Pricing of Fund Shares

We determine the net asset value (NAV) per share (share price) of a fund on each day the New York Stock Exchange is open for business, when trading closes on all U.S. national exchanges where securities or other investments of the fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute the fund's NAV by dividing the value of a fund's assets, less its liabilities, by the number of outstanding shares of that fund.

Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value", as determined in good faith by or under the direction of the TIAA-CREF Life Funds' Board of Trustees. We also may use fair value if events materially affecting the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time the fund's net asset value is calculated.

Offering, Purchasing and Redeeming Shares

Shares of the Stock Index Fund are not sold directly to you, but rather are sold in a continuous offering to TIAA-CREF Life separate accounts to fund variable annuity or other insurance contracts. Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are invested in the shares of the Stock Index Fund. The separate account purchases and redeems shares of the fund for net asset value without sales or redemption charges.

For each day on which the fund's net asset value is calculated, the separate account transmits to the fund any orders to purchase or redeem shares of the fund based on the purchase payments, redemption requests, death benefits, contract charges, and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the fund at the fund's net asset value per share calculated as of that same day.

For more information about investing in the fund, see the prospectus describing the contract, which can be obtained by calling us toll-free at 800 842-2733, extension 5509.

Dividends, Distributions and Taxes

The tax status of your investment in the fund depends upon your contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Stock Index Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59 1/2.

The fund expects to declare and distribute to its shareholders (i.e., separate accounts) substantially all of its net investment income and net realized capital gains. Normally, the fund will distribute dividends and capital gains annually. In

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

addition, the fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from a fund will be automatically reinvested by the separate account in additional shares of the fund.

The fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. In addition, the fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

Financial Highlights Information

Because the fund has limited operating history, no financial highlights information is included in this prospectus. Financial statements for the fund are in the SAI, which is available free upon request.

General Matters

VOTING RIGHTS

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this prospectus, for more information on your voting rights.

YEAR 2000 ISSUES

Many computer software systems in use today cannot recognize the year 2000 and may revert to 1900 or some other date because of the way in which dates were encoded and calculated. The TIAA-CREF Life Funds could be adversely affected if its computer systems or those of its external service providers do not properly process and calculate date-related information and data on and after January 1, 2000. TIAA-CREF Life Funds, along with Advisors, have been actively working on necessary changes to its computer systems to prepare for the Year 2000 and have also obtained reasonable assurances from our service providers that they are taking comparable steps for their computer systems. However, the steps we are taking do not guarantee complete success or eliminate the possibility that interaction with outside computer systems may have an adverse impact on the TIAA-CREF Life Funds.

ELECTRONIC PROSPECTUSES

If you received this or the contract prospectus electronically and would like a paper copies, please call 800 842-2733, extension 5509, and we will send paper copies to you.

HOUSEHOLDING

To lower costs and eliminate duplicate documents sent to your home, we may, if the SEC allows, begin mailing only one copy of this and the contract prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.

IF YOU HAVE ANY QUESTIONS ABOUT THE TIAA-CREF LIFE FUNDS' STOCK INDEX FUND OR THE VARIABLE CONTRACT, PLEASE CALL US AT 800 223-1200.

More information about TIAA-CREF Life Funds can be found in the Statement of Additional Information (SAI) for the funds dated January 4, 1999. When available, the TIAA-CREF Life Funds will also provide more information about its investments in its annual and semi-annual reports to shareholders. You can get copies of the SAI and annual and semi-annual reports without charge by calling 800-842-2733, extension 5509 or writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206. The SAI is "incorporated by reference" into this prospectus -- that means it's legally part of the prospectus.

Information about TIAA-CREF Life Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) public reference room (1-800-SEC-0330) in Washington, D.C. The information is also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, DC 20549-6009.

January 4, 1999

                                              SEC File Nos. 333-61759, 811-08961

                      STATEMENT OF ADDITIONAL INFORMATION

                              TIAA-CREF Life Funds
                                Stock Index Fund

This Statement of Additional Information (SAI) is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Life Funds' prospectus dated January 4, 1999 (the prospectus). A copy of the prospectus may be obtained by writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206 or by calling 800 842-2733, extension 5509. Terms used in the prospectus are incorporated in this SAI.

                    The date of this SAI is January 4, 1999.

                                      LOGO

TABLE OF CONTENTS


                                                             PAGE
                                                             ----
Investment Policies, Strategies and Restrictions............  B-3
Management of the Fund...................................... B-12
Control Persons............................................. B-14
Investment Advisory and Other Services...................... B-14
Fund History and Description of the Fund.................... B-15
Valuation of Assets......................................... B-17
Brokerage Allocation........................................ B-18
Performance Information..................................... B-19
Tax Status.................................................. B-22
Underwriters................................................ B-23
Legal Matters............................................... B-23
Experts..................................................... B-23
Other Information........................................... B-24
Financial Statements........................................ B-24
Index to Audited Financial Statements....................... B-25

For purposes of this SAI, the term "fund" shall refer to the TIAA-CREF Life Funds' Stock Index Fund.

INVESTMENT POLICIES, STRATEGIES AND RESTRICTIONS

The following information is intended to supplement the description of the investment objective and policies of the fund in the prospectus. Under the Investment Company Act of 1940, as amended (the 1940 Act), any of the fund's fundamental policies may not be changed without the vote of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The non-fundamental investment restrictions contained in "Non-Principal Investment Strategies and Risk Considerations" below, may be changed by the TIAA-CREF Life Funds' Board of Trustees at any time.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of the fund:

     1. The fund will not issue senior securities except as SEC regulations permit;

     2. The fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the fund's total assets taken at market value at the time of borrowing);

     3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

     4. The fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     5. The fund will not invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

     6. The fund will not purchase real estate or mortgages directly;

     7. The fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein;

     8. The fund will not make loans, except: (a) that the fund may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations; and

     9. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation.


NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS


General

Besides equities, the fund can hold stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index, or swap arrangements where the return is linked to a recognized stock market index. The fund would make such investments in order to seek to match the total return of Russell 3000. However, they might not track the return of the Russell 3000 in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks. These are discussed below. Such investing by the fund is subject to any necessary regulatory approvals.

The fund can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. These securities are generally subject to the same types of market and financial risks that are described under "What are the Principal Risks of Investing in the Fund?" in the Prospectus.

The fund can hold fixed-income securities that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the fund can also invest in short-term debt securities and other money-market instruments, including those denominated in foreign currencies. Fixed-income securities, including short-term debt securities and other money market instruments, are subject to interest rate risks and financial risks. Interest rate risks are the risks that the instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while rate deductions usually result in a market value increase. Financial risks come from the possibility the issuer won't be able to pay principal and interest when due.

The fund also can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements.

These investments and other fund investment strategies are discussed in detail below.

Options and Futures

The fund can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission ("CFTC"). We do not intend to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

Options and futures transactions may increase the fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Options. Option-related activities could include: (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the fund, the fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

The fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the fund, the fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the fund's portfolio of securities. To the extent that the fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract -- assuming a "long" position -- the fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract -- assuming a "short" position -- it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the fund usually will be liquidated in this manner, the fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the fund with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. The fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the fund's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts arid the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors, the investment advisor for the fund, still may not result in a successful hedging transaction over a very short time period.

The fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Firm Commitment Agreements and Purchase of "When-Issued" Securities

The fund can enter into firm commitment agreements for the purchase of securities on a specified future date. We expect that these transactions will be relatively infrequent. When the fund enters into a firm commitment agreement, liability for the purchase price -- and the rights and risks of ownership of the securities -- accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the fund is obligated to purchase such securities, it will be required to segregate assets. See "Segregated Accounts," below.

Securities Lending

Subject to investment restriction 8(a) (relating to loans of portfolio securities) set forth above, the fund may lend its securities to brokers and dealers that are not affiliated with TIAA-CREF Life Insurance Company, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of TIAA. The fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The fund may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Illiquid Securities

The fund can invest up to 15 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

Repurchase Agreements

Repurchase agreements are one of several short-term vehicles the fund can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions

The fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, the fund may be able to protect the value of a portion of its portfolio against declines in market value. The fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. The fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return the fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that the fund will succeed when pursuing its contractual remedies. To minimize the fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent the fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See "Illiquid Securities" above.

To the extent that there is an imperfect correlation between the return the fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

Segregated Accounts

In connection with when-issued securities, firm commitment agreements, and certain other transactions in which the fund incurs an obligation to make payments in the future, the fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other obligations as may be permitted by law.

Investment Companies

The fund can invest up to 10 percent of its assets in other investment companies.

Borrowing

The fund can borrow money from banks (no more than 33 1/3 percent of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the fund. It can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing), when, for example, the fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See "Fundamental Policies" above.

Other Investment Techniques and Opportunities

The fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio. It is not our policy to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.


PORTFOLIO TURNOVER


The transactions the fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund and ultimately by the fund's shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The fund does not have a fixed policy on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short term investment against the gains anticipated from such transactions.

MANAGEMENT OF THE FUND

THE BOARD

A Board of Trustees (the Board) oversees the TIAA-CREF Life Funds' business affairs and is responsible for major decisions about its investment objective and policies. The Board delegates the day-to-day management of the fund to Advisors and its officers (see below). The Board meets periodically to review the fund's activities, contractual arrangements with companies that provide services to the fund, and the performance of the investment portfolio.

TRUSTEES AND OFFICERS OF THE TIAA-CREF LIFE FUNDS

                                              POSITION(S) HELD
NAME AND ADDRESS*                      AGE    WITH REGISTRANT     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------                      ---    ----------------    -------------------------------------------
Laurence W. Franz                      58     Trustee             Vice President, Business and Finance, and
Canisius College                                                  Treasurer, Canisius College
2001 Main Street
Buffalo, New York 14208
Jeanmarie C. Grisi                     39     Trustee             Treasurer, Carnegie Corporation of New York
Carnegie Corporation                                              (a philanthropic grantmaking foundation)
  of New York
437 Madison Avenue
New York, New York 10022
Richard M. Norman                      53     Trustee             Vice President for Administration and
Rutgers University                                                Associate Treasurer, Rutgers, The State
Old Queens Building, Room 101                                     University of New Jersey
Somerset-George Street
New Brunswick, New Jersey 08903
Thomas G. Walsh**                      56     Chairman of the     President, Teachers Personal Investors
                                              Board and           Services, Inc. ("TPIS"), since February
                                              President           1994, and Executive Vice President, TIAA
                                                                  and CREF
John J. McCormack**                    54     Trustee and         Executive Vice President, TIAA and CREF,
                                              Executive Vice      since November 1983 and President,
                                              President           TIAA-CREF Enterprises, since June 1998
Richard L. Gibbs                       51     Executive Vice      Executive Vice President, TIAA, CREF,
                                              President           TIAA-CREF Investment Management, LLC
                                                                  ("Investment Management") and TIAA-CREF
                                                                  Individual & Institutional Services, Inc.
                                                                  ("Services"), since 1993
Peter C. Clapman                       62     Senior Vice         Senior Vice President and Chief Counsel,
                                              President,          Investments, TIAA and CREF
                                              Secretary and
                                              Chief Counsel,
                                              Investments
Richard J. Adamski                     56     Vice President      Vice President and Treasurer, Investment
                                              and Treasurer       Management and Services, since January 1992
                                                                  and TPIS, since 1994, and Vice President
                                                                  and Treasurer, TIAA and CREF

---------------

 * The address for all officers of the TIAA-CREF Life Funds is 730 Third Avenue, New York, New York 10017-3206.
** This Trustee is or may be an "interested person" within the meaning of the Investment Company Act of
   1940.

COMPENSATION OF TRUSTEES

Trustees who are not active officers of Teachers Insurance and Annuity Association (TIAA) each receive a total of $5,000 per year, plus $1,000 for each meeting of the Board of Trustees attended, for their service to both the TIAA-CREF Life Funds and TIAA Separate Account VA-1 (the "Fund Complex").

Compensation is allocated between the companies in the Fund Complex based on assets. Trustees who are active officers of TIAA do not receive any additional compensation for their services as trustees. (See "Advisors and TIAA" below). The following table sets forth the compensation paid to the TIAA-CREF Life Funds' trustees for the year ended December 31, 1998:

       (1)                (2)                                    (4)              (5)
                       AGGREGATE              (3)             ESTIMATED
                     COMPENSATION    PENSION OR RETIREMENT     ANNUAL            TOTAL
 NAME OF PERSON,    FROM TIAA-CREF    BENEFITS ACCRUED AS   BENEFITS UPON  COMPENSATION FROM
     POSITION         LIFE FUNDS     PART OF FUND EXPENSES   RETIREMENT     FUND COMPLEX**
 ---------------    --------------   ---------------------  -------------  -----------------
Laurence W. Franz,        $23                $-0-               $-0-            $5,500
Trustee
Jeanmarie C.             $-0-*               $-0-               $-0-*            $-0-
Grisi,
Trustee
Richard M. Norman,        $23                $-0-               $-0-            $5,500
Trustee

---------------

 * Ms. Grisi has declined to accept compensation for her services.
** For purposes of this information, the Fund Complex consists of the TIAA-CREF
   Life Funds and TIAA Separate Account VA-1.

CONTROL PERSONS

Teachers Insurance and Annuity Association (TIAA), as the contributor of the initial capital for the TIAA-CREF Life Funds, owned 99.6% of the shares of the fund as of December 31, 1998.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

As explained in the prospectus, investment advisory services and related services for the TIAA-CREF Life Funds are provided by personnel of Advisors, which is registered under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the TIAA-CREF Life Funds, subject to the direction and control of the TIAA-CREF Life Funds' Board of Trustees. Advisors' will perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for portfolio accounting, custodial, and related services for the assets of the TIAA-CREF Life Funds.

As described in the prospectus, the investment management agreement between Advisors and the TIAA-CREF Life Funds provides for payment of an investment advisory fee of 0.30% of net assets annually for managing the Stock Index Fund. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the Stock Index Fund is made at an annual rate of 0.07% for expenses related to the management of the assets of the Stock Index Fund.

ADVISORS AND TIAA

Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie

Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the world, based on assets under management. TIAA-CREF serves approximately two million people. As of September 30, 1998, TIAA's assets were approximately $100.3 billion; the combined assets for TIAA and CREF totalled approximately $222.1 billion.

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors, TIAA-CREF Life Insurance Company, and Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Life Funds and the TIAA-CREF Life Insurance Company variable annuity contracts funded by the TIAA-CREF Life Funds. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to the College Retirement Equities Fund, TIAA's companion organization. All of the foregoing are affiliates of the TIAA-CREF Life Funds and Advisors.

CUSTODIAN

The custodian for the assets of the fund is State Street Bank & Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02209.

ADMINISTRATIVE SERVICES

Teachers Advisors has retained State Street to provide the TIAA-CREF Life Funds with certain administrative services, including preparation of each fund's federal, state and local tax returns, preparation of fund financial information, and various other administrative services. Advisors, not the TIAA-CREF Life Funds, has agreed to pay State Street a fee for such services.

AUDITORS

The financial statements of TIAA-CREF Life Funds are audited by Ernst & Young LLP. The principal business address of Ernst & Young LLP is 787 Seventh Avenue, New York, New York 10019.


FUND HISTORY AND DESCRIPTION OF THE FUND


TIAA-CREF Life Funds is a Delaware business trust organized on August 13, 1998, and is registered with the U.S. Securities and Exchange Commission (SEC) as a diversified "open-end" management investment company. It currently has only one investment portfolio, the Stock Index Fund (fund). As a Delaware business trust, the fund's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the Declaration). A copy of the fund's Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.

SHAREHOLDERS MEETINGS AND VOTING RIGHTS

Under the Declaration, the TIAA-CREF Life Funds are not required to hold annual meetings to elect Trustees or for other purposes, and therefore, we do not anticipate that the fund will hold shareholders' meetings unless required by law. The TIAA-CREF Life Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Life Funds.

With regard to matters for which the Investment Company Act of 1940 requires a shareholder vote, the separate account which issues the variable contracts funded by the TIAA-CREF Life Funds, as the legal owner of the TIAA-CREF Life Funds shares, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the separate account. Shares held by the separate account for which no instructions are received are generally voted by the separate account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate prospectus, which accompanies this prospectus, describing your contract and the separate account, for more information on your voting rights.

SHARES


The fund is authorized to issue an unlimited number of shares of beneficial interest in the fund, $.0001 par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the fund's investment portfolios. There is currently one series of shares and one investment portfolio.


Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.

Teachers Insurance and Annuity Association of America (TIAA) provided the initial capital for the fund by purchasing $25 million of shares of the Stock Index Fund. A separate account of TIAA-CREF Life Insurance Company invested an additional $100,000 in the fund. Such shares were acquired for investment and can only be disposed of by redemption.

ADDITIONAL PORTFOLIOS

The TIAA-CREF Life Funds currently consists of a single investment portfolio, or fund. Pursuant to the Declaration, the Trustees may establish additional investment funds (technically "series" of shares).

VALUATION OF ASSETS


The assets of the TIAA-CREF Life Funds are valued as of the close of each valuation day in the following manner:

EQUITY SECURITIES

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities which are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.

Equity securities may be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time the fund's net asset value is calculated.

MONEY MARKET INSTRUMENTS

Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type). Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by the fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the fund's net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Board of Trustees.


BROKERAGE ALLOCATION


Advisors is responsible for decisions to buy and sell securities for the fund as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for TIAA Separate Account VA-1, TIAA-CREF Mutual Funds or any other investment account that it may be managing, or at the same time as for a CREF account or other account that it may also be managing on behalf of Investment Management, the other investment adviser affiliated with TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board for the placing of orders with the brokers providing such services.

Research or services obtained for the fund may be used by personnel of Advisors in managing other investment company accounts, or the CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the fund.


PERFORMANCE INFORMATION


From time to time, we will advertise the total return and average annual total return of the fund. Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the fund's performance will include the fund's average annual total return for one-, five- and ten-year periods (and occasionally other periods as well).

All performance figures are based on past investment results. They aren't a guarantee that the fund will perform equally or similarly in the future. Write or call us for current performance figures for the fund.

CALCULATION OF PERFORMANCE DATA

We may quote the fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. Performance of the fund will be presented net of any separate account fees and charges.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of the fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

                        P(1-T) to the nth power  =          ERV
where:                  P                        =          the hypothetical initial payment
                        T                        =          average annual total return
                        n                        =          number of years in the period
                        ERV                      =          ending redeemable value of the hypothetical payment
                                                            made at the beginning of the one-, five-, or 10-year
                                                            period at the end of the one-, five-, or 10-year
                                                            period (or fractional portion thereof).

For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

In addition to average annual returns, we may quote the fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

PERFORMANCE COMPARISONS

Performance information for the fund may be compared in advertisements, sales literature, and reports to Shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) Frank Russell Co. Inc. indices, (2) the S&P 500, (3) the Dow Jones Industrial Average ("DJIA"), (4) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (5) Money Magazine Fund Watch, (6) Business Week's Mutual Fund Scoreboard, (7) SEI Funds Evaluation Services Equity Fund Report, (8) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index,
(9) Value Line Composite Average (geometric), (10) Wilshire Associates indices,
(11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., and (13) VARDS. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of the fund also may be compared to other indices or averages that measure performance of a pertinent group of securities. You should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.

We may also advertise ratings or rankings the fund receives from various rating services and organizations, including but not limited to any organization listed above.

The fund is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the fund literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the fund or the separate account contractowners into consideration in determining the index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS

We may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the TIAA-CREF Life Funds. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

We may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the TIAA-CREF Life Funds' expense charges to those of other investment products.

NET ASSET VALUE

Charts and graphs using the fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return.

MOVING AVERAGES

We may illustrate the fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.


TAX STATUS


Although the TIAA-CREF Life Funds are organized as a Delaware business trust, neither the TIAA-CREF Life Funds nor the fund will be subject to any corporate excise or franchise tax in the State of Delaware, nor will it be liable for Delaware income taxes provided that the fund and any additional fund added qualifies as a "regulated investment company" ("RIC") for federal income tax purposes and satisfies certain income source requirements of Delaware law. If the fund or any additional fund so qualifies and distributes all of its income and capital gains, it will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.

The fund intends to qualify as a RIC under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of the fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities;
(b) the fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level; and (c) the fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.

If, in any taxable year, the fund should not qualify as a RIC under the Code:
(1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

The fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its net capital gains (as of the twelve months ended October
31), in order to avoid a federal excise tax. The fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to the funds's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January. Dividends in the latter category are treated as paid on December 31.

A distribution of net capital gains reflects the fund's excess of net long-term gains over its net short-term losses. The fund must designate income dividends and distributions of net capital gains and must notify shareholders of these designations within sixty days after the close of the fund's taxable year.

At the time of a share purchase, the fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long term capital gain, any loss realized on the sale of such shares during the six month period would be a long term loss to the extent of such distribution.

This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Shareholders should consult their tax advisers to determine the tax treatment of an investment by him or her in any fund.


UNDERWRITERS


The shares of the TIAA-CREF Life Funds are offered continuously by Teachers Personal Investors Services, Inc. (TPIS), which is registered with the SEC as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for the shares of the fund. No commissions are paid in connection with the distribution of the shares of the TIAA-CREF Life Funds. The principal business address of TPIS is 730 Third Avenue, New York, New York 10017.

LEGAL MATTERS

All matters of applicable state law have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland, Asbill & Brennan LLP, Washington, D.C.

EXPERTS

The financial statements of the TIAA-CREF Life Funds included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER INFORMATION

This Statement of Additional Information and the Prospectus for the fund do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which the fund has filed with the SEC, to which reference is hereby made.

FINANCIAL STATEMENTS


The financial statements of the TIAA-CREF Life Funds follow.

                     TIAA-CREF LIFE FUNDS--STOCK INDEX FUND



                     INDEX TO AUDITED FINANCIAL STATEMENTS


                               DECEMBER 14, 1998



                                                              PAGE
                                                              ----
TIAA-CREF Life Funds--Stock Index Fund:
Report of Independent Auditors..............................  B-26

Statement of Assets and Liabilities.........................  B-27

Notes to Statement of Assets and Liabilities................  B-28

Statement of Investments....................................  B-30

ERNST & YOUNG LLP LOGO          787 Seventh Avenue          Phone: 212-773-3000
                                New York, New York 10019


                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees of the Stock Index Fund of TIAA-CREF Life Funds:



We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Stock Index Fund of TIAA-CREF Life Funds (the "Fund") as of December 14, 1998. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. Our procedures included confirmation of securities owned at December 14, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Stock Index Fund of TIAA-CREF Life Funds at December 14, 1998, in conformity with generally accepted accounting principles.


                                                           /s/ ERNST & YOUNG LLP

December 18, 1998

                              TIAA-CREF LIFE FUNDS
                                STOCK INDEX FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 14, 1998



ASSETS
  Investments, at cost......................................       $27,103,020
  Net unrealized depreciation of investments................        (1,001,448)
                                                                   -----------
  Investments, at value.....................................        26,101,572
  Cash......................................................               536
  Dividends and interest receivable.........................             7,987
                                                                   -----------
                                                TOTAL ASSETS        26,110,095
                                                                   -----------
LIABILITIES
  Payable for securities transactions.......................         1,972,892
  Accrued expenses..........................................               642
                                                                   -----------
                                           TOTAL LIABILITIES         1,973,534
                                                                   -----------

NET ASSETS..................................................       $24,136,561
                                                                   ===========
Net assets consist of:
  Paid in capital...........................................       $25,100,000
  Accumulated undistributed net investment income...........            38,009
  Accumulated net unrealized depreciation on investments....        (1,001,448)
                                                                   -----------
NET ASSETS..................................................       $24,136,561
                                                                   ===========
NUMBER OF SHARES OUTSTANDING, $.0001 par value, unlimited
  number of shares of beneficial interest authorized........         1,004,000
                                                                     ---------
                                                                     ---------
NET ASSET VALUE PER SHARE...................................            $24.04
                                                                        ------
                                                                        ------



               See notes to statement of assets and liabilities.

                              TIAA-CREF LIFE FUNDS


                                STOCK INDEX FUND


                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES



Note 1--Organization



TIAA-CREF Life Funds is a Delaware business trust that was organized on August 13, 1998 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. It currently consists of one series, the Stock Index Fund (the "Fund") which invests in a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index. TIAA-CREF Life Separate Account VA-1 (the "Account"), which is registered with the Commission as a unit investment trust under the 1940 Act, invests in the Fund. The Account is a separate investment account of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), also a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.



The Fund commenced operations on December 1, 1998 when the Account purchased 4,000 shares at $25 per share, for a total of $100,000 and TIAA purchased 1,000,000 shares at $25 per share, for a total of $25,000,000. The Fund then began to gradually invest its assets consistent with its stated investment objective and policies. At December 14, 1998, the Account retained the 4,000 shares, with a total value of $96,160 and TIAA retained the 1,000,000 shares, with a total value of $24,040,401.



Teachers Advisors, Inc. ("Advisors"), an indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment advisory services for the Fund pursuant to an Investment Management Agreement between Advisors and the Fund.



Note 2--Significant Accounting Policies



The preparation of the statement of assets and liabilities may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund, which are in conformity with generally accepted accounting principles.



VALUATION OF INVESTMENTS: Securities listed or traded on any United States national securities exchange are valued at the last sales price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sales price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices. Short-term money market instruments are stated at market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

                              TIAA-CREF LIFE FUNDS


                                STOCK INDEX FUND


           NOTES TO STATEMENT OF ASSETS AND LIABILITIES--(Concluded)



ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Realized gains and losses are based on the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded as earned and, for short-term money market instruments, includes accrual of discount and amortization of premium. Dividend income is recorded on the ex-dividend date.



FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and, as such, will not be subject to federal income taxes to the extent that it distributes substantially all taxable income each year.



Note 3--Management Agreement



Daily charges are deducted from the net assets of the Fund for investment management services provided by Advisors. The Investment Management Agreement sets the investment advisory fee at an annual rate of 0.30% of the average daily net assets of the Fund. Currently, Advisors has agreed to waive a portion of such fee, so that the daily deduction is equivalent to an annual charge of 0.07% of the average daily net assets of the Fund.



Note 4--Investments



At December 14, 1998, net unrealized depreciation of investments was $1,001,448, consisting of gross unrealized appreciation of $63,968 and gross unrealized depreciation of $1,065,416. These amounts are not materially different from such amounts on a federal income tax basis.

                              TIAA-CREF LIFE FUNDS
                   STATEMENT OF INVESTMENTS--STOCK INDEX FUND
                               DECEMBER 14, 1998

                              SUMMARY BY INDUSTRY

                                           VALUE         %
                                       --------------  ------
COMMON STOCK
  AGRICULTURAL PRODUCTION-CROPS......  $     8,156.25    0.03%
  AMUSEMENT AND RECREATION
    SERVICES.........................        8,700.00    0.04
  APPAREL AND ACCESSORY STORES.......      121,618.75    0.51
  APPAREL AND OTHER TEXTILE
    PRODUCTS.........................       23,025.00    0.10
  AUTO REPAIR, SERVICES AND
    PARKING..........................       11,600.00    0.05
  AUTOMOTIVE DEALERS AND SERVICE
    STATIONS.........................       12,225.00    0.05
  BUILDING MATERIALS AND GARDEN
    SUPPLIES.........................      246,337.50    1.02
  BUSINESS SERVICES..................    1,545,887.50    6.41
  CHEMICALS AND ALLIED PRODUCTS......    3,358,231.25   13.92
  COMMUNICATIONS.....................    2,327,318.75    9.64
  DEPOSITORY INSTITUTIONS............    2,050,512.50    8.50
  EATING AND DRINKING PLACES.........      156,625.00    0.65
  EDUCATIONAL SERVICES...............       12,393.75    0.05
  ELECTRIC, GAS, AND SANITARY
    SERVICES.........................    1,040,956.25    4.31
  ELECTRONIC & OTHER ELECTRIC
    EQUIPMENT........................    2,102,993.75    8.71
  ENGINEERING AND MANAGEMENT
    SERVICES.........................       35,575.00    0.15
  FABRICATED METAL PRODUCTS..........      196,143.75    0.81
  FOOD AND KINDRED PRODUCTS..........    1,053,762.50    4.37
  FOOD STORES........................      181,190.63    0.75
  FURNITURE AND FIXTURES.............       32,531.25    0.13
  FURNITURE AND HOMEFURNISHING
    STORES...........................       48,737.50    0.20
  GENERAL BUILDING CONTRACTORS.......       27,712.50    0.12
  GENERAL MERCHANDISE STORES.........      509,956.25    2.11
  HEALTH SERVICES....................      111,787.50    0.46
  HOLDING AND OTHER INVESTMENT
    OFFICES..........................      186,587.50    0.77
  HOTELS AND OTHER LODGING PLACES....       40,143.75    0.17
  INDUSTRIAL MACHINERY AND
    EQUIPMENT........................    1,789,456.25    7.41
  INSTRUMENTS AND RELATED PRODUCTS...      503,968.75    2.09

                                           VALUE         %
                                       --------------  ------
  INSURANCE AGENTS, BROKERS AND
    SERVICE..........................  $    22,225.00    0.09%
  INSURANCE CARRIERS.................    1,213,650.00    5.03
  LOCAL AND INTERURBAN PASSENGER
    TRANSIT..........................        5,800.00    0.02
  LUMBER AND WOOD PRODUCTS...........       46,275.00    0.19
  METAL MINING.......................       25,287.50    0.10
  MISCELLANEOUS MANUFACTURING
    INDUSTRIES.......................       92,731.25    0.38
  MISCELLANEOUS RETAIL...............      276,700.00    1.15
  MOTION PICTURES....................      170,956.25    0.71
  NONDEPOSITORY INSTITUTIONS.........      542,293.75    2.25
  NONMETALLIC MINERALS, EXCEPT
    FUELS............................        9,887.50    0.04
  OIL AND GAS EXTRACTION.............      107,731.25    0.45
  PAPER AND ALLIED PRODUCTS..........      220,487.50    0.91
  PERSONAL SERVICES..................       51,137.50    0.21
  PETROLEUM AND COAL PRODUCTS........    1,156,900.00    4.79
  PRIMARY METAL INDUSTRIES...........       73,306.25    0.30
  PRINTING AND PUBLISHING............      307,012.50    1.27
  RAILROAD TRANSPORTATION............      106,556.25    0.44
  RUBBER AND MISCELLANEOUS PLASTIC
    PRODUCTS.........................      131,834.38    0.55
  SECURITY AND COMMODITY BROKERS.....      244,846.88    1.01
  STONE, CLAY, AND GLASS PRODUCTS....       30,900.00    0.13
  TEXTILE MILL PRODUCTS..............        9,625.00    0.04
  TOBACCO PRODUCTS...................      340,050.00    1.41
  TRANSPORTATION BY AIR..............      112,418.75    0.47
  TRANSPORTATION EQUIPMENT...........      751,831.25    3.11
  TRANSPORTATION SERVICES............       14,700.00    0.06
  TRUCKING AND WAREHOUSING...........        2,600.00    0.01
  WATER TRANSPORTATION...............       11,237.50    0.05
  WHOLESALE TRADE-DURABLE GOODS......       35,368.75    0.15
  WHOLESALE TRADE-NONDURABLE GOODS...      172,087.50    0.71
                                       --------------  ------
TOTAL COMMON STOCK
 (Cost $25,032,019.59)...............   24,030,571.89   99.56
                                       --------------  ------


               See notes to statement of assets and liabilities.

                              TIAA-CREF LIFE FUNDS
                   STATEMENT OF INVESTMENTS--STOCK INDEX FUND
                               DECEMBER 14, 1998


                        SUMMARY BY INDUSTRY (CONCLUDED)


                                           VALUE         %
                                       --------------  ------
SHORT TERM INVESTMENTS
  U.S. GOVERNMENT & AGENCIES.........  $ 2,071,000.00    8.58%
                                       --------------  ------
TOTAL SHORT TERM INVESTMENTS
 (Cost $2,071,000.00)................    2,071,000.00    8.58
                                       --------------  ------
TOTAL PORTFOLIO (Cost
 $27,103,019.59).....................   26,101,571.89  108.14
                                       --------------  ------


                                           VALUE         %
                                       --------------  ------
  OTHER ASSETS & LIABILITIES,
    NET..............................  ($ 1,965,011.00)  (8.14)%
                                       --------------  ------
NET ASSETS...........................  $24,136,560.89  100.00%
                                       ==============  ======



               See notes to statement of assets and liabilities.

                              TIAA-CREF LIFE FUNDS
                   STATEMENT OF INVESTMENTS--STOCK INDEX FUND
                               DECEMBER 14, 1998

        SHARES                                                    VALUE
        ------                                                --------------
                         COMMON STOCK--99.56%
                           AGRICULTURAL
                            PRODUCTION--CROPS--0.03%
             300            PIONEER-HI-BRED INTERNATIONAL,
                             INC............................  $     8,156.25
                                                              --------------

                           AMUSEMENT AND RECREATION
                            SERVICES--0.04%
             600            * HARRAHS ENTERTAINMENT, INC....        8,700.00
                                                              --------------

                           APPAREL AND ACCESSORY
                            STORES--0.51%
             200            * ABERCROMBIE & FITCH CO (CLASS
                             A).............................       11,500.00
             200            * ANN TAYLOR STORES CORP........        7,400.00
           1,300            GAP, INC........................       61,750.00
             300            NORDSTROM, INC..................        9,806.25
             200            ROSS STORES, INC................        6,600.00
           1,000            TJX COS, INC....................       24,562.50
                                                              --------------
                                                                  121,618.75
                                                              --------------
                           APPAREL AND OTHER TEXTILE PRODUCTS--0.10%
             400            * FRUIT OF THE LOOM, INC (CLASS
                             A).............................        5,425.00
             400            * JONES APPAREL GROUP, INC......        8,400.00
             200            VF CORP.........................        9,200.00
                                                              --------------
                                                                   23,025.00
                                                              --------------
                           AUTO REPAIR, SERVICES AND PARKING--0.05%
             100            HERTZ CORP (CLASS A)............        3,762.50
             300            RYDER SYSTEM, INC...............        7,837.50
                                                              --------------
                                                                   11,600.00
                                                              --------------
                           AUTOMOTIVE DEALERS AND SERVICE
                            STATIONS--0.05%
             400            AUTOZONE, INC...................       12,225.00
                                                              --------------
                           BUILDING MATERIALS AND GARDEN SUPPLIES--1.02%
             200            * EAGLE HARDWARE & GARDEN,
                             INC............................        5,675.00
           3,900            HOME DEPOT, INC.................      198,412.50
           1,000            LOWES COS, INC..................       42,250.00
                                                              --------------
                                                                  246,337.50

        SHARES                                                    VALUE
        ------                                                --------------
                                                              --------------
                           BUSINESS SERVICES--6.41%
             300            * ACNEILSEN CORP................  $     7,800.00
             100            * ACXIOM CORP...................        2,343.75
             100            * AMAZON.COM, INC...............       22,225.00
           1,300            AMERICA ONLINE, INC.............      116,350.00
             200            * AMERICAN MANAGEMENT SYSTEMS,
                             INC............................        6,837.50
             600            * ASCEND COMMUNICATIONS, INC....       35,175.00
             200            AUTODESK, INC...................        8,025.00
             600            AUTOMATIC DATA PROCESSING,
                             INC............................       44,812.50
             600            * BMC SOFTWARE, INC.............       25,762.50
             300            * CADENCE DESIGN SYSTEMS, INC...        7,575.00
             100            * CHOICEPOINT, INC..............        5,750.00
             100            * CITRIX SYSTEMS, INC...........        7,856.25
             100            * CMG INFORMATION SERVICES,
                             INC............................        6,600.00
           1,300            COMPUTER ASSOCIATES
                             INTERNATIONAL, INC.............       50,700.00
             100            * COMPUTER HORIZONS CORP........        2,018.75
             300            * COMPUTER SCIENCES CORP........       19,518.75
             500            COMPUWARE CORP..................       32,062.50
             100            CSG SYSTEMS INTERNATIONAL,
                             INC............................        6,756.25
           1,000            ELECTRONIC DATA SYSTEMS CORP....       43,187.50
             300            * ELECTRONICS FOR IMAGING,
                             INC............................        9,525.00
             300            EQUIFAX, INC....................       12,656.25
           1,500            FIRST DATA CORP.................       37,687.50
             400            GALILEO INTERNATIONAL,
                             INC............................       15,900.00
             300            * GTECH HOLDINGS CORP...........        6,956.25
           1,500            HBO & CO........................       36,750.00
             300            * INTERIM SERVICES, INC.........        5,531.25
             100            * INTERNATIONAL NETWORK
                             SERVICES.......................        5,262.50
             300            INTERPUBLIC GROUP OF COS, INC...       19,725.00
             100            * INTUIT, INC...................        6,362.50
             300            * J.D.EDWARDS & CO..............        7,237.50
             300            * KEANE, INC....................        9,150.00
             400            * LEARNING CO, INC..............       10,000.00


               See notes to statement of assets and liabilities.

        SHARES                                                    VALUE
        ------                                                --------------
                           BUSINESS SERVICES--(continued)


             100            * LYCOS, INC....................  $     5,243.75
             400            MANPOWER, INC...................        8,550.00


             200            * MEDQUIST, INC.................        6,250.00


             100            * METAMOR WORLDWIDE, INC........        2,287.50


           4,500            * MICROSOFT CORP................      575,718.75


             100            * MINDSPRING ENTERPRISES, INC...        5,887.50


             200            * NETWORKS ASSOCIATES, INC......       10,750.00
             400            NIELSEN MEDIA RESEARCH..........        6,400.00


             900            * NOVELL, INC...................       15,187.50
             300            OMNICOM GROUP, INC..............       15,206.25


           2,200            * ORACLE CORP...................       81,675.00


             800            * PARAMETRIC TECHNOLOGY CORP....       11,400.00
             500            PAYCHEX, INC....................       22,968.75


             400            * PLATINUM TECHNOLOGY,
                             INC............................        7,750.00


             200            * POLICY MANAGEMENT SYSTEMS
                             CORP...........................       10,687.50


             400            * RATIONAL SOFTWARE CORP........        9,925.00


             400            * ROBERT HALF INTERNATIONAL,
                             INC............................       17,200.00
             100            SEI INVESTMENT CO...............        9,312.50


             300            * SIEBEL SYSTEMS, INC...........        7,668.75


             200            * SNYDER COMMUNICATIONS, INC....        5,900.00


             200            * STRUCTURAL DYNAMICS RESEARCH
                             CORP...........................        3,525.00
             300            TRUE NORTH COMMUNICATIONS,
                             INC............................        7,481.25


             200            * USCS INTERNATIONAL, INC.......        6,662.50


             200            * VALASSIS COMMUNICATIONS,
                             INC............................        8,825.00


             100            * VERITAS SOFTWARE CORP.........        5,387.50


             200            * YAHOO, INC....................       38,250.00


             200            * YOUNG & RUBICAM, INC..........        5,687.50
                                                              --------------
                                                                1,545,887.50
                                                              --------------
                           CHEMICALS AND ALLIED
                            PRODUCTS--13.92%
           3,900            ABBOTT LABORATORIES CO..........      186,225.00


             200            * AGOURON PHARMACEUTICALS,
                             INC............................        9,725.00
             900            AIR PRODUCTS & CHEMICALS, INC...       33,075.00
             300            ALBERTO CULVER CO (CLASS B).....        7,293.75
             100            ALLERGAN, INC...................        6,200.00
             200            ALPHARMA, INC (CLASS A).........        6,650.00



                           CHEMICALS AND ALLIED
                            PRODUCTS--(continued)
        SHARES                                                    VALUE
        ------                                                --------------
           3,000            AMERICAN HOME PRODUCTS CORP.....  $   154,312.50


             800            * AMGEN, INC....................       65,000.00
             200            AVON PRODUCTS, INC..............        7,475.00


             300            * BIOGEN, INC...................       24,750.00
           2,400            BRISTOL MYERS SQUIBB CO.........      290,550.00


             300            * CENTOCOR, INC.................       10,800.00
             200            CLOROX CO.......................       22,550.00
             600            COLGATE PALMOLIVE CO............       49,725.00
             400            CROMPTON & KNOWLES CORP.........        7,650.00
             600            DOW CHEMICAL CO.................       55,875.00
           2,700            DU PONT (E.I.) DE NEMOURS &
                             CO.............................      145,800.00
             100            EASTMAN CHEMICAL CO.............        5,687.50
             300            ENGELHARD CORP..................        5,643.75


             100            * FMC CORP......................        5,475.00
             700            HERCULES, INC...................       20,475.00


             100            * ICOS CORP.....................        2,431.25


             200            * IDEC PHARMACEUTICALS CORP.....        8,275.00


             100            * IMMUNEX CORP..................        9,712.50
             200            INTERNATIONAL FLAVORS &
                             FRAGRANCES, INC................        8,287.50


             600            * IVAX CORP.....................        6,450.00
           3,400            JOHNSON & JOHNSON CO............      268,175.00
             200            JONES PHARMACEUTICAL, INC.......        6,337.50
             300            LAUDER (ESTEE) CO (CLASS A).....       21,675.00
           2,400            LILLY (ELI) & CO................      210,450.00
             300            LUBRIZOL CORP...................        7,650.00
             400            MALLINCKRODT, INC...............       12,200.00


             400            * MARK IV INDUSTRIES, INC.......        6,050.00


             100            * MEDIMMUNE, INC................        8,550.00
           2,900            MERCK & CO, INC.................      422,312.50
             400            MILLENNIUM CHEMICAL, INC........        7,800.00
           1,200            MONSANTO CO.....................       49,500.00
             700            MORTON INTERNATIONAL, INC.......       18,768.75
             700            MYLAN LABORATORIES, INC.........       18,900.00
             200            OLIN CORP.......................        5,925.00
           3,100            PFIZER, INC.....................      346,425.00
           1,000            PHARMACIA & UPJOHN, INC.........       52,062.50
             500            PPG INDUSTRIES, INC.............       28,437.50
             500            PRAXAIR, INC....................       17,687.50
           3,400            PROCTER & GAMBLE CO.............      294,525.00



               See notes to statement of assets and liabilities.

        SHARES                                                    VALUE
        ------                                                --------------
                           CHEMICALS AND ALLIED
                            PRODUCTS--(continued)
             600            ROHM & HAAS CO..................  $    19,837.50
           3,500            SCHERING-PLOUGH CORP............      187,468.75
             300            SCHULMAN (A.), INC..............        6,750.00
             300            SHERWIN-WILLIAMS CO.............        8,343.75
             400            SIGMA ALDRICH CORP..............       11,425.00
           2,100            WARNER-LAMBERT CO...............      154,481.25


             200            * WATSON PHARMACEUTICALS, INC...       10,400.00
                                                              --------------
                                                                3,358,231.25
                                                              --------------
                           COMMUNICATIONS--9.64%


             200            * ADELPHIA COMMUNICATIONS CORP
                             (CLASS A)......................        7,525.00


           1,400            * AIRTOUCH COMMUNICATIONS,
                             INC............................       79,712.50
             200            ALIANT COMMUNICATIONS, INC......        6,050.00
             500            ALLTEL CORP.....................       26,875.00
           2,600            AMERITECH CORP..................      147,225.00


             100            * ASSOCIATED GROUP, INC (CLASS
                             A).............................        3,643.75
           4,500            AT & T CORP.....................      308,250.00
           4,100            BELL ATLANTIC CORP..............      219,350.00
           2,500            BELLSOUTH CORP..................      223,125.00


             400            * CABLEVISION SYSTEMS CORP
                             (CLASS A)......................       17,700.00
           2,000            CBS CORP........................       55,500.00
             200            CENTURY TELEPHONE ENTERPRISES,
                             INC............................       12,137.50
             300            CINCINNATI BELL, INC............        9,712.50


             200            * CLEAR CHANNEL COMMUNICATIONS,
                             INC............................        8,950.00
             900            COMCAST CORP (CLASS A)
                             SPECIAL........................       49,668.75


             100            * EXODUS COMMUNICATIONS, INC....        4,650.00
           2,600            GTE CORP........................      164,775.00


             300            * HEARST-ARGYLE TELEVISION,
                             INC............................        7,556.25


             200            * HEFTEL BROADCASTING CORP
                             (CLASS A)......................        8,812.50


             300            * ICG COMMUNICATIONS, INC.......        6,225.00


           1,100            * LEVEL 3 COMMUNICATIONS, INC...       37,125.00


             600            * LIBERTY MEDIA GROUP (CLASS
                             A).............................       23,400.00


           4,400            * MCI WORLDCOM, INC.............      273,625.00


             300            * MCLEODUSA, INC (CLASS A)......        7,481.25



                           COMMUNICATIONS--(continued)
        SHARES                                                    VALUE
        ------                                                --------------


           1,100            * MEDIA ONE GROUP, INC..........  $    41,731.25


             300            * NEXTLINK COMMUNICATIONS,
                             INC............................        7,800.00


             200            * NTL, INC......................       10,187.50
           4,900            SBC COMMUNICATIONS, INC.........      235,812.50


             400            * SKYTEL COMMUNICATIONS, INC....        9,125.00
             700            SPRINT CORP (FON GROUP).........       53,987.50


           1,000            * SPRINT CORP (PCS GROUP).......       14,875.00


           1,000            * TELE-COMMUNICATIONS, INC
                             (CLASS A)......................       46,312.50


           1,700            * TELECOM-TCI VENTURES GROUP
                             (CLASS A)......................       33,468.75
           1,400            U.S. WEST, INC..................       83,387.50


             200            * UNIVISION COMMUNICATIONS,
                             INC............................        6,300.00


             300            * U.S.A NETWORKS, INC...........        7,500.00


             900            * VIACOM, INC (CLASS B).........       59,906.25


             400            * WESTERN WIRELESS CORP (CLASS
                             A).............................        7,850.00
                                                              --------------
                                                                2,327,318.75
                                                              --------------
                           DEPOSITORY
                            INSTITUTIONS--8.50%
             200            AMSOUTH BANCORP.................        8,187.50
             300            ASSOCIATED BANC-CORP............       10,181.25
             300            ASTORIA FINANCIAL CORP..........       13,125.00
             300            BANCORPSOUTH, INC...............        5,418.75
             200            BANCWEST CORP...................        8,600.00
           1,600            BANK OF NEW YORK CO, INC........       53,300.00
           3,200            BANK ONE CORP...................      165,000.00
           4,100            BANKAMERICA CORP................      231,906.25
             800            BANKBOSTON CORP.................       30,750.00
             300            BANKERS TRUST CORP..............       24,581.25
             500            BB&T CORP.......................       18,750.00
             100            CCB FINANCIAL CORP..............        5,156.25
           2,300            CHASE MANHATTAN CORP............      135,556.25
             500            COMERICA, INC...................       32,406.25
             300            COMMUNITY FIRST
                             BANKSHARES, INC................        5,962.50
             400            COMPASS BANCSHARES, INC.........       14,950.00
             100            CRESTAR FINANCIAL CORP..........        6,681.25
             100            CULLEN FROST BANKERS, INC.......        5,393.75
             600            DIME BANCORP, INC...............       13,912.50
             200            F.N.B. CORP.....................        5,500.00
             600            FIFTH THIRD BANCORP.............       40,762.50
             500            FIRST AMERICAN CORP.............       20,500.00
             400            FIRST SECURITY CORP.............        8,275.00
             500            FIRST TENNESSEE NATIONAL CORP...       16,531.25



               See notes to statement of assets and liabilities.

        SHARES                                                    VALUE
        ------                                                --------------
                           DEPOSITORY
                            INSTITUTIONS--(continued)
           2,500            FIRST UNION CORP................  $   150,000.00
             400            FIRSTAR CORP....................       29,550.00
           1,700            FLEET FINANCIAL GROUP, INC......       66,406.25
             200            FULTON FINANCIAL CORP...........        4,525.00
             300            GOLDEN WEST FINANCIAL CORP......       25,331.25
             200            GREENPOINT FINANCIAL CORP.......        6,650.00
             900            HIBERNIA CORP (CLASS A).........       14,231.25
             300            HUBCO, INC......................        8,531.25
             600            HUNTINGTON BANCSHARES, INC......       17,175.00
           1,600            KEYCORP.........................       49,300.00
           2,200            MBNA CORP.......................       52,250.00
             500            MELLON BANK CORP................       32,468.75
             600            MERCANTILE BANCORP, INC.........       27,337.50
             400            MERCANTILE BANKSHARES CORP......       13,950.00
             300            MORGAN (J.P.) & CO, INC.........       29,100.00
           1,000            NATIONAL CITY CORP..............       66,562.50
             800            NORTH FORK BANCORP, INC.........       16,000.00
             100            NORTHERN TRUST CORP.............        7,868.75
             200            ONE VALLEY BANCORP, INC.........        6,550.00
             400            PACIFIC CENTURY FINANCIAL
                             CORP...........................        8,625.00
           1,000            PNC BANK CORP...................       50,187.50
             200            POPULAR, INC....................        5,937.50
             400            PROVIDIAN FINANCIAL CORP........       35,975.00
             700            REGIONS FINANCIAL CORP..........       26,425.00
             200            REPUBLIC NEW YORK CORP..........        8,750.00
             200            ROSLYN BANCORP, INC.............        3,612.50
             700            SOUTHTRUST CORP.................       24,150.00
             300            STATE STREET CORP...............       20,381.25
             600            SUMMIT BANCORP..................       25,050.00
             700            SUNTRUST BANKS, INC.............       49,000.00
             300            TCF FINANCIAL CORP..............        6,956.25
             200            TRUSTMARK CORP..................        4,300.00
           1,400            U.S. BANCORP....................       46,637.50
             100            U.S. TRUST CORP.................        6,437.50
             400            UNION PLANTERS CORP.............       17,375.00
             300            UST CORP........................        6,525.00
             400            WACHOVIA CORP...................       33,400.00
             200            WASHINGTON FEDERAL, INC.........        4,800.00
           1,100            WASHINGTON MUTUAL, INC..........       36,162.50
           3,600            WELLS FARGO CO..................      124,650.00
                                                              --------------
                                                                2,050,512.50
                                                              --------------



        SHARES                                                    VALUE
        ------                                                --------------
                           EATING AND DRINKING PLACES--0.65%
             300            BOB EVANS FARMS, INC............  $     7,256.25
             300            CKE RESTAURANTS, INC............        8,887.50
             800            DARDEN RESTAURANTS, INC.........       14,800.00


             300            * FOODMAKER, INC................        5,531.25
           1,800            MCDONALDS CORP..................      120,150.00
                                                              --------------
                                                                  156,625.00
                                                              --------------
                           EDUCATIONAL
                            SERVICES--0.05%


             200            * DEVRY, INC....................        4,875.00


             300            * SYLVAN LEARNING SYSTEMS,
                             INC............................        7,518.75
                                                              --------------
                                                                   12,393.75
                                                              --------------
                           ELECTRIC, GAS, AND SANITARY
                            SERVICES--4.31%
             300            AGL RESOURCES, INC..............        6,468.75
             600            ALLEGHENY ENERGY, INC...........       19,950.00


             500            * ALLIED WASTE INDUSTRIES,
                             INC............................       10,187.50
             600            AMEREN CORP.....................       25,050.00
             700            AMERICAN ELECTRIC POWER CO,
                             INC............................       32,943.75
             100            ATMOS ENERGY CORP...............        2,925.00
             700            BALTIMORE GAS & ELECTRIC CO.....       21,525.00
             200            BEC ENERGY......................        8,075.00
             600            BROWNING FERRIS
                             INDUSTRIES, INC................       17,925.00


             300            * CALENERGY, INC................        9,675.00
             100            CAROLINA POWER & LIGHT CO.......        4,656.25
             900            CENTRAL & SOUTH WEST CORP.......       24,862.50
             200            CENTRAL HUDSON GAS & ELECTRIC
                             CORP...........................        8,450.00
             700            CINERGY CORP....................       24,237.50
             700            COASTAL CORP....................       22,050.00
             400            COLUMBIA ENERGY GROUP...........       22,400.00
             200            COMMONWEALTH ENERGY SYSTEM CO...        7,912.50
             600            CONECTIV, INC...................       14,512.50
             300            CONSOLIDATED EDISON CO OF N.Y.,
                             INC............................       15,431.25
             500            CONSOLIDATED NATURAL GAS CO.....       25,750.00
             200            DOMINION RESOURCES, INC.........        9,237.50
             600            DTE ENERGY CO...................       24,900.00
             700            DUKE ENERGY CORP................       43,137.50
             200            EASTERN ENTERPRISES CO..........        8,212.50
             500            EDISON INTERNATIONAL CO.........       13,906.25



               See notes to statement of assets and liabilities.

        SHARES                                                    VALUE
        ------                                                --------------
                           ELECTRIC, GAS, AND SANITARY
                            SERVICES--(continued)
             200            EL PASO ENERGY CORP.............  $     6,062.50
             200            ENTERGY CORP....................        6,387.50
             900            FIRSTENERGY CORP................       27,956.25
             200            FPL GROUP, INC..................       12,475.00
             600            GPU, INC........................       26,325.00
             200            HAWAIIAN ELECTRIC
                             INDUSTRIES, INC................        7,850.00
             600            HOUSTON INDUSTRIES, INC.........       19,762.50
             200            IDACORP, INC....................        7,025.00
             400            ILLINOVA CORP...................       10,950.00
             100            INDIANA ENERGY, INC.............        2,150.00
             200            INTERSTATE ENERGY CORP..........        6,200.00
             300            KANSAS CITY POWER & LIGHT CO....        8,756.25
             400            MCN ENERGY GROUP, INC...........        7,425.00
             200            NATIONAL FUEL GAS CO............        9,162.50
             300            NEVADA POWER CO.................        7,275.00
             300            NEW ENGLAND ELECTRIC
                             SYSTEMS CO.....................       14,531.25
             200            NICOR, INC......................        8,087.50
             800            NORTHERN STATES POWER CO........       22,650.00
             300            OGDEN CORP......................        7,218.75
             200            OGE ENERGY CORP.................        5,525.00
             400            PECO ENERGY CO..................       15,675.00
             200            PEOPLES ENERGY CORP.............        7,487.50
           1,200            PG&E CORP.......................       37,950.00
             400            PINNACLE WEST CAPITAL CORP......       17,025.00
             700            POTOMAC ELECTRIC POWER CO.......       18,375.00
             800            PP&L RESOURCES, INC.............       21,850.00
             200            PUBLIC SERVICE ENTERPRISE GROUP,
                             INC............................        7,900.00
             300            PUGET SOUND ENERGY, INC.........        8,212.50
             500            QUESTAR CORP....................        8,937.50
             300            ROCHESTER GAS & ELECTRIC CORP...        9,393.75
             400            SCANA CORP......................       12,725.00
           1,000            SEMPRA ENERGY...................       25,250.00
             200            SIERRA PACIFIC RESOURCES........        7,087.50
           1,300            SOUTHERN CO.....................       37,618.75
             600            TEXAS UTILITIES CO..............       28,200.00
             300            UGI CORP........................        6,975.00
             600            UNICOM CORP.....................       23,137.50
             300            UTILICORP UNITED, INC...........       10,725.00
             300            WASHINGTON GAS LIGHT CO.........        7,762.50
             400            WASHINGTON WATER POWER CO.......        7,550.00



                           ELECTRIC, GAS, AND SANITARY
                            SERVICES--(continued)
        SHARES                                                    VALUE
        ------                                                --------------
           1,200            WASTE MANAGEMENT, INC...........  $    52,275.00
             500            WILLIAMS COS, INC...............       13,750.00
             200            WPS RESOURCES CORP..............        6,937.50
                                                              --------------
                                                                1,040,956.25
                                                              --------------
                           ELECTRONIC & OTHER ELECTRIC
                            EQUIPMENT--8.71%


             400            * ADVANCED MICRO DEVICES, INC...       11,425.00
             800            ALLEGHENY TELEDYNE, INC.........       15,100.00


             200            * ALTERA CORP...................       10,637.50


             500            * AMERICAN POWER
                             CONVERSION CORP................       20,875.00


             300            * ANALOG DEVICES, INC...........        7,537.50


             500            * ANDREW CORP...................        8,812.50


             600            * ATMEL CORP....................        8,437.50


             300            * CIENA CORP....................        4,350.00


             500            * CIRRUS LOGIC, INC.............        5,062.50


             300            * COMVERSE TECHNOLOGY, INC......       20,100.00


             500            * CYPRESS SEMICONDUCTOR CORP....        5,187.50
             900            EMERSON ELECTRIC CO.............       54,787.50
           8,300            GENERAL ELECTRIC CO.............      719,506.25


             200            * GENERAL INSTRUMENT CORP.......        6,112.50
             200            HARRIS CORP.....................        7,062.50
             200            HUBBELL, INC (CLASS B)..........        7,587.50
           4,300            INTEL CORP......................      479,718.75


             200            * JABIL CIRCUIT, INC............       12,400.00
             200            LINEAR TECHNOLOGY CO............       14,887.50
           3,100            LUCENT TECHNOLOGIES, INC........      290,431.25


             200            * MICROCHIP TECHNOLOGY, INC.....        7,487.50


             300            * MICRON TECHNOLOGY, INC........       14,362.50
             400            MOLEX, INC......................       14,100.00
           1,700            MOTOROLA, INC...................       94,775.00


             800            * NATIONAL SEMICONDUCTOR CORP...       11,100.00


             100            * PLANTRONICS, INC..............        6,850.00


             300            * QUALCOMM, INC.................       14,737.50


             100            * RAYOVAC CORP..................        2,500.00


             200            * SANMINA CORP..................       10,106.25


             200            * SCI SYSTEMS, INC..............        9,800.00


             400            * SOLECTRON CORP................       27,400.00


             600            * TELLABS, INC..................       38,587.50
           1,100            TEXAS INSTRUMENTS, INC..........       86,693.75
             300            THOMAS & BETTS CORP.............       12,543.75
             500            U.S. INDUSTRIES, INC............        8,562.50


             200            * UCAR INTERNATIONAL, INC.......        3,125.00



               See notes to statement of assets and liabilities.

        SHARES                                                    VALUE
        ------                                                --------------
                           ELECTRONIC & OTHER ELECTRIC
                            EQUIPMENT--(continued)


             300            * VITESSE SEMICONDUCTOR CORP....  $    13,593.75
             200            WHIRLPOOL CORP..................       11,162.50


             100            * XILINX, INC...................        5,487.50
                                                              --------------
                                                                2,102,993.75
                                                              --------------
                           ENGINEERING AND MANAGEMENT
                            SERVICES--0.15%


             200            * CATALYTICA, INC...............        3,450.00


             200            * JACOBS ENGINEERING GROUP,
                             INC............................        7,387.50


             200            * METZLER GROUP, INC............        7,937.50


             300            * QUINTILES TRANSNATIONAL
                             CORP...........................       16,800.00
                                                              --------------
                                                                   35,575.00
                                                              --------------
                           FABRICATED METAL
                            PRODUCTS--0.81%
             200            CRANE CO........................        5,600.00
           2,800            GILLETTE CO.....................      116,025.00
           1,200            MASCO CORP......................      32,175.00\
             600            PARKER-HANNIFIN CORP............       18,637.50
             200            POLARIS INDUSTRIES, INC.........        7,037.50
             200            ROCKWELL INTERNATIONAL CORP.....        9,787.50
             300            TOWER AUTOMOTIVE, INC...........        6,881.25
                                                              --------------
                                                                  196,143.75
                                                              --------------
                           FOOD AND KINDRED
                            PRODUCTS--4.37%
           1,300            ANHEUSER BUSCH COS, INC.........       80,762.50
           1,200            ARCHER DANIELS MIDLAND CO.......       19,425.00
             900            BESTFOODS, INC..................       48,150.00
             300            CAMPBELL SOUP CO................       16,443.75
           5,700            COCA COLA CO....................      361,593.75
           1,000            COCA COLA ENTERPRISES, INC......       33,625.00
           1,100            CONAGRA, INC....................       35,268.75
             300            CORN PRODUCTS
                             INTERNATIONAL, INC.............        8,062.50
             200            DEAN FOODS CO...................        8,200.00
             300            DOLE FOOD, INC..................        8,831.25
             300            EARTHGRAINS CO..................        8,831.25
             600            GENERAL MILLS, INC..............       44,700.00
             900            HEINZ (H.J.) CO.................       49,050.00
             100            HERSHEY FOODS CORP..............        6,312.50
             200            HORMEL FOODS CORP...............        6,100.00
             500            IBP, INC........................       14,093.75



                           FOOD AND KINDRED
                            PRODUCTS--(continued)
        SHARES                                                    VALUE
        ------                                                --------------
             300            INTERSTATE BAKERIES CORP........  $     7,518.75


             200            * KEEBLER FOODS CO..............        6,750.00
             100            KELLOGG CO......................        3,550.00
             100            LANCASTER COLONY CORP...........        2,900.00
           3,300            PEPSICO, INC....................      122,306.25
             400            QUAKER OATS CO..................       24,050.00
           1,000            RALSTON PURINA CO...............       33,125.00
             600            RJR NABISCO HOLDINGS CORP.......       17,287.50
           1,100            SARA LEE CORP...................       61,737.50


             200            * SMITHFIELD FOODS, INC.........        5,650.00
             100            TOOTSIE ROLL INDUSTRIES, INC....        3,850.00
             300            UNIVERSAL FOODS CORP............        7,406.25
             100            WRIGLEY (WM) JR CO..............        8,181.25
                                                              --------------
                                                                1,053,762.50
                                                              --------------
                           FOOD STORES -- 0.75%
             700            ALBERTSONS, INC.................       44,406.25
             400            AMERICAN STORES CO..............       14,700.00
           1,500            FOOD LION, INC (CLASS B)........       13,828.13
             200            GREAT ATLANTIC & PACIFIC TEA CO,
                             INC............................        5,862.50


             500            * KROGER CO.....................       26,531.25


           1,400            * SAFEWAY, INC..................       75,862.50
                                                              --------------
                                                                  181,190.63
                                                              --------------
                           FURNITURE AND FIXTURES--0.13%
             300            JOHNSON CONTROLS, INC...........       16,687.50
             300            KIMBALL INTERNATIONAL, INC
                             (CLASS B)......................        5,718.75
             500            MILLER (HERMAN), INC............       10,125.00
                                                              --------------
                                                                   32,531.25
                                                              --------------
                           FURNITURE AND HOMEFURNISHING
                            STORES--0.20%


             700            * BED BATH & BEYOND, INC........       20,168.75


             100            * BEST BUY, INC.................        4,912.50
             500            PIER 1 IMPORTS, INC.............        4,656.25
             500            TANDY CORP......................       19,000.00
                                                              --------------
                                                                   48,737.50
                                                              --------------
                           GENERAL BUILDING
                            CONTRACTORS--0.12%
             300            CENTEX CORP.....................       11,906.25
             300            KAUFMAN & BROAD HOME CORP.......        8,643.75
             300            LENNAR CORP.....................        7,162.50
                                                              --------------
                                                                   27,712.50
                                                              --------------



               See notes to statement of assets and liabilities.

        SHARES                                                    VALUE
        ------                                                --------------
                           GENERAL MERCHANDISE STORES--2.11%

             200            * BJS WHOLESALE CLUB, INC.......  $     8,000.00


             400            * COSTCO COS, INC...............       26,175.00
             800            DAYTON HUDSON CORP..............       37,350.00
             700            DILLARDS, INC (CLASS A).........       20,037.50


             300            * DOLLAR TREE STORES, INC.......       11,606.25


             700            * FEDERATED DEPARTMENT STORES,
                             INC............................       28,043.75


             100            * FRED MEYER, INC...............        5,112.50


           1,900            * K MART CORP...................       26,125.00


             200            * KOHLS CORP....................       10,012.50
             500            MAY DEPARTMENT STORES CO........       29,250.00
             300            PENNEY (J.C.) CO, INC...........       16,331.25


             600            * SAKS, INC.....................       16,650.00


             200            * SHOPKO STORES, INC............        5,937.50
           3,600            WAL-MART STORES, INC............      269,325.00
                                                              --------------
                                                                  509,956.25
                                                              --------------
                           HEALTH SERVICES--0.46%
             900            COLUMBIA/HCA HEALTHCARE CORP....       20,475.00


           1,000            * HEALTH MANAGEMENT
                             ASSOCIATES, INC
                             (CLASS A) NEW..................       19,875.00


           1,600            * HEALTHSOUTH CORP..............       21,000.00


             200            * LINCARE HOLDINGS, INC.........        6,812.50


           1,100            * MEDPARTNERS, INC..............        5,362.50


             100            * PEDIATRIX MEDICAL GROUP,
                             INC............................        5,168.75


             200            * RENAL CARE GROUP, INC.........        5,525.00


           1,100            * TENET HEALTHCARE CORP.........       27,568.75
                                                              --------------
                                                                  111,787.50
                                                              --------------
                           HOLDING AND OTHER
                            INVESTMENT OFFICES--0.77%
             400            AMB PROPERTY CORP...............        8,625.00
             200            ARCHSTONE COMMUNITIES TRUST.....        4,050.00
             200            CENTERPOINT PROPERTIES CORP.....        6,762.50
             100            DEVELOPERS DIVERSIFIED
                             REALTY CORP....................        1,787.50
             500            DUKE REALTY INVESTMENTS, INC....       11,406.25
           1,100            EQUITY OFFICE PROPERTIES
                             TRUST..........................       27,293.75
             100            EQUITY RESIDENTIAL
                             PROPERTIES TRUST CO............        4,168.75
             300            FEDERAL REALTY
                             INVESTMENT TRUST...............        7,237.50



                           HOLDING AND OTHER
                            INVESTMENT
                            OFFICES--(continued)
        SHARES                                                    VALUE
        ------                                                --------------
             200            FRANCHISE FINANCE CORP OF
                             AMERICA........................  $     4,825.00
             200            GENERAL GROWTH
                             PROPERTIES, INC................        7,337.50
             200            KIMCO REALTY CORP...............        7,662.50
             400            LIBERTY PROPERTY TRUST CO.......        9,750.00
             100            MACERICH CO (THE)...............        2,562.50
             200            MACK-CALI REALTY CORP...........        6,150.00
             300            MERISTAR HOSPITALITY CORP.......        6,000.00
             500            NEW PLAN EXCEL REALTY TRUST.....       11,500.00
             200            POST PROPERTIES, INC............        7,650.00
             400            PUBLIC STORAGE, INC.............       10,925.00
             300            RECKSON ASSOCIATES REALTY
                             CORP...........................        6,600.00
             100            SHURGARD STORAGE CENTERS, INC...        2,625.00
             200            STARWOOD FINANCIAL TRUST........       11,800.00
             300            VORNADO REALTY TRUST............       10,668.75
             200            WEINGARTEN REALTY
                             INVESTORS, INC.................        9,200.00
                                                              --------------
                                                                  186,587.50
                                                              --------------
                           HOTELS AND OTHER LODGING
                            PLACES--0.17%


           1,300            * CENDANT CORP..................       23,562.50


             400            * EXTENDED STAY AMERICA, INC....        3,700.00


             900            * HOST MARRIOTT CORP............       12,881.25
                                                              --------------
                                                                   40,143.75
                                                              --------------
                           INDUSTRIAL MACHINERY AND
                            EQUIPMENT--7.41%


           1,200            * 3COM CORP.....................       50,925.00


             500            * ADAPTEC, INC..................        9,031.25


             200            * AMERICAN STANDARD COS, INC....        6,287.50


             800            * APPLE COMPUTER, INC...........       26,000.00


           1,200            * APPLIED MATERIALS, INC........       46,950.00


             200            * APPLIED POWER, INC
                             (CLASS A)......................        6,662.50
             700            BAKER HUGHES, INC...............       11,768.75
             100            BLACK & DECKER CORP.............        5,287.50
             600            CATERPILLAR, INC................       27,750.00


           4,000            * CISCO SYSTEMS, INC............      321,500.00


             300            * COLTEC INDUSTRIES, INC........        5,006.25
           3,900            COMPAQ COMPUTER CORP............      159,412.50
             200            CUMMINS ENGINE CO, INC..........        6,925.00
             200            DEERE & CO......................        6,200.00



               See notes to statement of assets and liabilities.

        SHARES                                                    VALUE
        ------                                                --------------
                           INDUSTRIAL MACHINERY AND
                            EQUIPMENT--(continued)


           2,700            * DELL COMPUTER CORP............  $   174,825.00
             400            DIEBOLD, INC....................       13,250.00
             200            DOVER CORP......................        6,912.50


           1,400            * EMC CORP......................      109,200.00
             200            FOSTER WHEELER CORP.............        3,262.50
           2,100            HEWLETT-PACKARD CO..............      133,350.00
             400            INGERSOLL-RAND CO...............       17,475.00
           2,200            INTERNATIONAL BUSINESS
                             MACHINES CORP..................      358,325.00


             200            * LEXMARK INTERNATIONAL GROUP
                             (CLASS A)......................       16,500.00
             300            MILACRON, INC...................        5,887.50
             100            NACCO INDUSTRIES, INC (CLASS
                             A).............................        8,900.00


             200            * NOVELLUS SYSTEMS, INC.........        9,525.00
             600            PALL CORP.......................       14,437.50
             500            PITNEY BOWES, INC...............       30,500.00


             300            * QUANTUM CORP..................        6,168.75


             700            * SEAGATE TECHNOLOGY, INC.......       21,350.00


             500            * SILICON GRAPHICS, INC.........        6,656.25


             500            * STORAGE TECHNOLOGY CORP.......       16,093.75


             900            * SUN MICROSYSTEMS, INC.........       68,625.00
             200            SYMBOL TECHNOLOGIES, INC........       10,750.00
             100            TECUMSEH PRODUCTS CO (CLASS
                             A).............................        4,743.75
             600            TENNECO, INC....................       20,625.00
             300            TIMKEN CO.......................        5,287.50


             400            * U.S. FILTER CORP..............        8,650.00


             300            * UNISYS CORP...................        9,093.75


             200            * VISUAL NETWORKS, INC..........        6,175.00


             300            * XYLAN CORP....................        5,381.25
             200            YORK INTERNATIONAL CORP.........        7,800.00
                                                              --------------
                                                                1,789,456.25
                                                              --------------
                           INSTRUMENTS AND RELATED
                            PRODUCTS--2.09%


             200            * ARTERIAL VASCULAR
                             ENGINEERING, INC...............        9,800.00
             100            BAUSCH & LOMB, INC..............        5,625.00
             500            BAXTER INTERNATIONAL, INC.......       31,281.25
             100            BECKMAN COULTER, INC............        4,881.25
             400            BECTON DICKINSON & CO...........       15,425.00


             100            * BOSTON SCIENTIFIC CORP........        2,556.25
             200            DENTSPLY INTERNATIONAL, INC.....        4,987.50
           1,000            EASTMAN KODAK CO................       70,875.00
             500            GUIDANT CORP....................       46,093.75
             300            HON INDUSTRIES, INC.............        6,600.00
             500            HONEYWELL, INC..................       38,218.75



                           INSTRUMENTS AND RELATED
                            PRODUCTS--(continued)
        SHARES                                                    VALUE
        ------                                                --------------
           1,400            MEDTRONIC, INC..................  $    95,112.50


             300            * METTLER-TOLEDO
                             INTERNATIONAL, INC.............        7,518.75
             300            POLAROID CORP...................        5,700.00
             600            RAYTHEON CO (CLASS B)...........       31,387.50
             200            SNAP-ON, INC....................        6,550.00


             100            * SOFAMOR DANEK GROUP, INC......       11,350.00


             600            * ST. JUDE MEDICAL, INC.........       18,375.00
             300            TEKTRONIX, INC..................        7,331.25
             100            TELEFLEX, INC...................        4,075.00


             100            * VISX, INC.....................        7,425.00
             700            XEROX CORP......................       72,800.00
                                                              --------------
                                                                  503,968.75
                                                              --------------
                           INSURANCE AGENTS, BROKERS AND
                            SERVICE--0.09%
             400            MARSH & MCLENNAN COS, INC.......       22,225.00
                                                              --------------
                           INSURANCE CARRIERS--5.03%
             300            AETNA, INC......................       23,175.00
           1,100            AFLAC, INC......................       40,700.00
             100            ALLMERICA FINANCIAL CORP........        5,450.00
           2,200            ALLSTATE CORP...................       82,912.50
             100            AMBAC FINANCIAL GROUP, INC......        5,218.75
             200            AMERICAN FINANCIAL GROUP, INC...        7,425.00
             500            AMERICAN GENERAL CORP...........       34,312.50
           2,700            AMERICAN INTERNATIONAL GROUP,
                             INC............................      235,575.00
             100            AON CORP........................        5,525.00
             300            CHUBB CORP......................       19,800.00
             700            CIGNA CORP......................       50,706.25
             400            CINCINNATI FINANCIAL CORP.......       13,950.00
           5,400            CITIGROUP, INC..................      248,737.50
             100            CMAC INVESTMENT CORP............        4,362.50
             200            COMMERCE GROUP, INC.............        6,625.00
             600            CONSECO, INC....................       18,075.00
             100            ENHANCE FINANCIAL
                             SERVICES GROUP, INC............        2,725.00
             400            EQUITALE COS, INC...............       19,125.00
             200            EVEREST REINSURANCE HOLDINGS,
                             INC............................        6,700.00
             200            FIDELITY NATIONAL
                             FINANCIAL, INC.................        5,950.00
             300            FIRST AMERICAN FINANCIAL CORP...        9,168.75
             400            FREMONT GENERAL CORP............        9,050.00
             100            GENERAL REINSURANCE CORP........       21,581.25



               See notes to statement of assets and liabilities.

        SHARES                                                    VALUE
        ------                                                --------------
                           INSURANCE CARRIERS--(continued)
             300            HARTFORD FINANCIAL
                             SERVICES GROUP, INC............  $    15,843.75
             100            HARTFORD LIFE, INC
                             (CLASS A)......................        5,143.75
             500            JEFFERSON-PILOT CORP............       34,093.75
             100            LANDAMERICA FINANCIAL GROUP,
                             INC............................        5,712.50
             300            LINCOLN NATIONAL CORP...........       24,168.75
             300            LOEWS CORP......................       28,556.25
             100            MBIA, INC.......................        6,225.00
             600            MGIC INVESTMENT CORP............       21,375.00


             500            * OXFORD HEALTH PLANS, INC......        6,500.00


             300            * PACIFICARE HEALTH SYSTEMS, INC
                             (CLASS B)......................       22,687.50
             100            PMI GROUP, INC..................        5,068.75
             200            PROGRESSIVE CORP................       27,900.00
             200            PROTECTIVE LIFE CORP............        6,825.00
             100            REINSURANCE GROUP OF AMERICA,
                             INC............................        6,775.00
             200            RELIASTAR FINANCIAL CORP........        8,575.00
             100            SAFECO CORP.....................        4,093.75
             200            ST. PAUL COS, INC...............        6,950.00
             300            SUNAMERICA, INC.................       22,106.25
             200            TORCHMARK CORP..................        7,025.00
             200            TRAVELERS PROPERTY
                             CASUALTY CORP..................        5,750.00
             700            UNITED HEALTHCARE CORP..........       30,100.00
             500            UNUM CORP.......................       27,250.00


             100            * WELLPOINT HEALTH
                             NETWORKS, INC..................        8,075.00
                                                              --------------
                                                                1,213,650.00
                                                              --------------
                           LOCAL AND INTERURBAN
                            PASSENGER TRANSIT--0.02%


             200            * COACH U.S.A., INC.............        5,800.00
                                                              --------------
                           LUMBER AND WOOD PRODUCTS--0.19%


             300            * CHAMPION ENTERPRISES, INC.....        6,937.50
             600            CLAYTON HOMES, INC..............        7,462.50
             400            GEORGIA-PACIFIC CORP
                             (PACKAGING GROUP)..............       22,475.00
             200            WEYERHAEUSER CO.................        9,400.00
                                                              --------------
                                                                   46,275.00
                                                              --------------



        SHARES                                                    VALUE
        ------                                                --------------
                           METAL MINING--0.10%
             600            CYPRUS AMAX MINERALS CO.........  $     5,850.00
             800            FREEPORT-MCMORAN COPPER & GOLD,
                             INC (CLASS B)..................        8,550.00
             200            NEWMONT MINING CORP.............        3,650.00


             200            * STILLWATER MINING CO..........        7,237.50
                                                              --------------
                                                                   25,287.50
                                                              --------------
                           MISCELLANEOUS
                            MANUFACTURING INDUSTRIES--0.38%
             300            JOSTENS, INC....................        7,293.75
             500            MATTEL, INC.....................       11,000.00
           1,000            MINNESOTA MINING &
                             MANUFACTURING CO...............       74,437.50
                                                              --------------
                                                                   92,731.25
                                                              --------------
                           MISCELLANEOUS
                            RETAIL--1.15%
           1,000            CVS CORP........................       52,000.00


             500            * OFFICE DEPOT, INC.............       14,718.75
             500            OMNICARE, INC...................       13,218.75
             300            RITE AID CORP...................       12,356.25
           1,100            SEARS ROEBUCK & CO..............       44,825.00


           1,000            * STAPLES, INC..................       37,312.50


             900            * TOYS R US, INC................       15,637.50
           1,400            WALGREEN CO.....................       77,875.00


             300            * ZALE CORP.....................        8,756.25
                                                              --------------
                                                                  276,700.00
                                                              --------------
                           MOTION PICTURES--0.71%
           5,500            DISNEY (WALT) CO................      168,093.75


             100            * HOLLYWOOD ENTERTAINMENT
                             CORP...........................        2,862.50
                                                              --------------
                                                                  170,956.25
                                                              --------------
                           NONDEPOSITORY
                            INSTITUTIONS--2.25%
           1,200            AMERICAN EXPRESS CO.............      109,800.00


             300            * AMERICREDIT CORP..............        3,693.75
             900            ASSOCIATES FIRST CAPITAL CORP...       65,137.50
             200            CAPITAL ONE FINANCIAL CORP......       20,337.50
             100            COUNTRYWIDE CREDIT
                             INDUSTRIES, INC................        4,487.50
           2,700            FEDERAL NATIONAL MORTGAGE
                             ASSOCIATION....................      181,575.00
             100            FINOVA GROUP, INC...............        5,106.25
           1,900            FREDDIE MAC.....................      109,250.00
             800            HOUSEHOLD INTERNATIONAL, INC....       25,450.00



               See notes to statement of assets and liabilities.

        SHARES                                                    VALUE
        ------                                                --------------
                           NONDEPOSITORY
                            INSTITUTIONS--(continued)


             300            * LEUCADIA NATIONAL CORP........  $     8,606.25
             200            SLM HOLDING CORP................        8,850.00
                                                              --------------
                                                                  542,293.75
                                                              --------------
                           NONMETALLIC MINERALS, EXCEPT
                            FUELS--0.04%
             200            MARTIN MARIETTA MATERIALS,
                             INC............................        9,887.50
                                                              --------------
                           OIL AND GAS EXTRACTION--0.45%
             500            APACHE CORP.....................       11,468.75
             300            DIAMOND OFFSHORE DRILLING,
                             INC............................        7,237.50
             800            ENSCO INTERNATIONAL, INC........        7,450.00
           1,100            HALLIBURTON CO..................       35,475.00
             200            KERR-MCGEE CORP.................        7,250.00
             600            PIONEER NATURAL RESOURCES CO....        5,250.00


             400            * ROWAN COS, INC................        4,125.00
             300            TRANSOCEAN OFFSHORE, INC .......        7,837.50
           1,400            UNION PACIFIC RESOURCES GROUP,
                             INC............................       13,125.00
             200            VASTAR RESOURCES, INC...........        8,512.50
                                                              --------------
                                                                  107,731.25
                                                              --------------
                           PAPER AND ALLIED PRODUCTS--0.91%
             300            BOISE CASCADE CORP..............        8,962.50
             500            CHAMPION INTERNATIONAL CORP.....       19,812.50
           1,000            FORT JAMES CORP.................       36,875.00
             800            INTERNATIONAL PAPER CO..........       33,250.00
           1,400            KIMBERLY-CLARK CORP.............       72,100.00
             100            PENTAIR, INC....................        3,625.00
             100            ST. JOE CORP....................        2,381.25
             100            TEMPLE-INLAND, INC..............        5,256.25
             400            UNION CAMP CORP.................       25,350.00
             400            WILLAMETTE INDUSTRIES, INC .....       12,875.00
                                                              --------------
                                                                  220,487.50
                                                              --------------
                           PERSONAL SERVICES--0.21%
             400            BLOCK (H&R), INC................       16,250.00
             200            CINTAS CORP.....................       11,800.00



                           PERSONAL SERVICES--(continued)
        SHARES                                                    VALUE
        ------                                                --------------
             200            NATIONAL SERVICE INDUSTRIES,
                             INC............................  $     7,050.00
             200            SERVICE CORP INTERNATIONAL......        7,362.50
             400            STEWART ENTERPRISES, INC (CLASS
                             A).............................        8,675.00
                                                              --------------
                                                                   51,137.50
                                                              --------------
                           PETROLEUM AND COAL
                            PRODUCTS--4.79%
           2,100            AMOCO CORP......................      114,581.25
             400            ASHLAND, INC....................       19,575.00
             700            ATLANTIC RICHFIELD CO...........       45,543.75
           1,700            CHEVRON CORP....................      145,668.75
           6,200            EXXON CORP......................      461,512.50
           2,000            MOBIL CORP......................      178,750.00
             200            MURPHY OIL CORP.................        7,712.50
             200            PENNZOIL CO.....................        7,000.00
             800            PHILLIPS PETROLEUM CO...........       32,700.00
             500            SUNOCO, INC.....................       15,500.00
           1,500            TEXACO, INC.....................       82,781.25
             800            TOSCO CORP......................       18,800.00
             500            ULTRAMAR DIAMOND SHAMROCK
                             CORP...........................       12,343.75
             200            UNOCAL CORP.....................        6,125.00
             300            USX-MARATHON GROUP, INC.........        8,306.25
                                                              --------------
                                                                1,156,900.00
                                                              --------------
                           PRIMARY METAL INDUSTRIES--0.30%
             300            ALUMINUM CO OF AMERICA..........       21,881.25


             100            * CABLE DESIGN TECHNOLOGIES
                             CO.............................        2,075.00
             200            CARPENTER TECHNOLOGY CORP.......        6,400.00


             100            * MAXXAM, INC...................        5,462.50


             200            * MUELLER INDUSTRIES, INC.......        3,862.50
             600            NUCOR CORP......................       24,750.00
             400            USX-US STEEL GROUP, INC.........        8,875.00
                                                              --------------
                                                                   73,306.25
                                                              --------------
                           PRINTING AND PUBLISHING--1.27%
             500            BELO (A.H.) CORP SERIES A.......        8,843.75
             100            CENTRAL NEWSPAPERS, INC (CLASS
                             A).............................        6,700.00
             600            DELUXE CORP.....................       21,150.00
             300            DOW JONES & CO, INC.............       13,931.25
           1,000            GANNETT CO, INC.................       61,125.00
             200            KNIGHT-RIDDER, INC..............        9,837.50



               See notes to statement of assets and liabilities.

        SHARES                                                    VALUE
        ------                                                --------------
                           PRINTING AND
                            PUBLISHING--(continued)
             300            LEE ENTERPRISES, INC............  $     8,550.00
             100            MCGRAW HILL COS, INC............        9,606.25
             400            REYNOLDS & REYNOLDS CO (CLASS
                             A).............................        8,450.00
           1,100            TIME WARNER, INC................      119,900.00
             500            TRIBUNE CO......................       30,593.75


             300            * WORLD COLOR PRESS, INC........        8,325.00
                                                              --------------
                                                                  307,012.50
                                                              --------------
                           RAILROAD TRANSPORTATION--0.44%
           1,500            BURLINGTON NORTHERN SANTA FE
                             CORP...........................       49,218.75
             200            CSX CORP........................        8,312.50
             400            NORFOLK SOUTHERN CORP...........       12,525.00
             800            UNION PACIFIC CORP..............       36,500.00
                                                              --------------
                                                                  106,556.25
                                                              --------------
                           RUBBER AND MISCELLANEOUS PLASTIC
                            PRODUCTS--0.55%
             100            APTARGROUP, INC.................        2,693.75
             100            ARMSTRONG WORLD INDUSTRIES,
                             INC............................        6,631.25
             200            FIRST BRANDS CORP...............        7,800.00
             400            GOODRICH (B.F.) CO..............       13,200.00
             100            GOODYEAR TIRE & RUBBER CO ......        5,456.25
             500            ILLINOIS TOOL WORKS, INC........       28,562.50
             500            NIKE, INC (CLASS B).............       19,062.50
             300            PREMARK INTERNATIONAL, INC......        9,900.00
             400            RAYCHEM CORP....................       12,650.00


             300            * SAFESKIN CORP.................        5,728.13
             600            SOLUTIA, INC....................       13,500.00
             400            TUPPERWARE CORP.................        6,650.00
                                                              --------------
                                                                  131,834.38
                                                              --------------
                           SECURITY AND COMMODITY
                            BROKERS--1.01%


             200            * AFFILIATED MANAGERS GROUP,
                             INC............................        5,487.50
             200            BEAR STEARNS COS, INC...........        7,225.00
             100            DONALDSON, LUFKIN, & JENRETTE,
                             INC............................        3,350.00
             500            EDWARDS (A.G.), INC.............       16,406.25
             600            LEHMAN BROTHERS HOLDINGS, INC...       24,450.00
             700            MERRILL LYNCH & CO, INC.........       43,312.50



                           SECURITY AND COMMODITY
                            BROKERS--(continued)
        SHARES                                                    VALUE
        ------                                                --------------
           1,500            MORGAN STANLEY, DEAN WITTER, &
                             CO.............................  $    93,468.75
             100            PRICE (T. ROWE) ASSOCIATES,
                             INC............................        3,462.50
             200            RAYMOND JAMES FINANCIAL CORP....        4,175.00
           1,050            SCHWAB (CHARLES) CORP...........       43,509.38
                                                              --------------
                                                                  244,846.88
                                                              --------------
                           STONE, CLAY, AND GLASS
                            PRODUCTS--0.13%
             200            CORNING, INC....................        8,600.00


             200            * DEPARTMENT 56, INC............        7,225.00
             100            NEWELL COS, INC.................        3,956.25
             300            OWENS CORNING CO................       11,118.75
                                                              --------------
                                                                   30,900.00
                                                              --------------
                           TEXTILE MILL PRODUCTS--0.04%


             200            * MOHAWK INDUSTRIES, INC........        6,962.50


             100            * WESTPOINT STEVENS, INC........        2,662.50
                                                              --------------
                                                                    9,625.00
                                                              --------------
                           TOBACCO PRODUCTS--1.41%
             600            FORTUNE BRANDS, INC.............       19,200.00
           6,200            PHILIP MORRIS COS, INC..........      320,850.00
                                                              --------------
                                                                  340,050.00
                                                              --------------
                           TRANSPORTATION BY AIR--0.47%
             300            AIRBORNE FREIGHT CORP...........        8,850.00


             700            * AMR CORP......................       38,193.75
             200            COMAIR HOLDINGS, INC............        6,050.00
             600            DELTA AIRLINES, INC.............       27,450.00


             200            * FDX CORP......................       14,025.00
             400            SOUTHWEST AIRLINES CO...........        8,550.00


             200            * U.S. AIRWAYS GROUP, INC.......        9,300.00
                                                              --------------
                                                                  112,418.75
                                                              --------------
                           TRANSPORTATION EQUIPMENT--3.11%
           1,000            ALLIED SIGNAL, INC..............       40,437.50
             700            AUTOLIV, INC....................       25,025.00


             100            * BE AEROSPACE, INC.............        2,368.75
           2,400            BOEING CO.......................       80,550.00
             200            BORG-WARNER AUTOMOTIVE, INC.....       10,000.00
             200            CORDANT TECHNOLOGIES, INC.......        7,012.50
             700            DANA CORP.......................       26,600.00
             200            DANAHER CORP....................        9,350.00



               See notes to statement of assets and liabilities.

        SHARES                                                    VALUE
        ------                                                --------------
                           TRANSPORTATION EQUIP-
                            MENT--(continued)
             300            EATON CORP......................  $    20,081.25
             200            FLEETWOOD ENTERPRISES, INC......        6,812.50
           2,600            FORD MOTOR CO...................      136,175.00
             200            GENCORP, INC....................        5,250.00
             300            GENERAL DYNAMICS CORP...........       16,200.00
           1,900            GENERAL MOTORS CORP.............      124,925.00


             400            * GULFSTREAM AEROSPACE CORP.....       19,125.00
             600            HARLEY DAVIDSON, INC............       24,412.50
             300            LOCKHEED MARTIN CORP............       29,006.25
             400            MERITOR AUTOMOTIVE, INC.........        8,375.00


             400            * NAVISTAR INTERNATIONAL CORP...       10,375.00
             200            NORTHROP GRUMMAN CORP...........       14,450.00
             400            PACCAR, INC.....................       16,325.00
             300            SUNDSTRAND CORP.................       14,400.00
             300            TEXTRON, INC....................       21,300.00
             200            TRINITY INDUSTRIES, INC.........        7,537.50
             100            TRW, INC........................        5,387.50
             700            UNITED TECHNOLOGIES CORP........       70,350.00
                                                              --------------
                                                                  751,831.25
                                                              --------------
                           TRANSPORTATION SERVICES--0.06%
             400            GATX CORP.......................       14,700.00
                                                              --------------
                           TRUCKING AND WAREHOUSING--0.01%
             100            USFREIGHTWAYS CORP..............        2,600.00
                                                              --------------
                           WATER TRANSPORTATION--0.05%
             200            ALEXANDER & BALDWIN, INC........        4,150.00
             300            TIDEWATER, INC..................        7,087.50
                                                              --------------
                                                                   11,237.50
                                                              --------------
                           WHOLESALE TRADE-DURABLE
                            GOODS--0.15%


             400            * ARROW ELECTRONICS, INC........        8,650.00


             200            * FISHER SCIENTIFIC
                             INTERNATIONAL, INC.............        3,700.00


                           WHOLESALE TRADE-DURABLE
                            GOODS--(continued)
        SHARES                                                    VALUE
        ------                                                --------------
             700            IKON OFFICE SOLUTIONS, INC......  $     6,431.25
             200            * INGRAM MICRO, INC (CLASS A)...        8,487.50
             200            * TECH DATA CORP................        8,100.00
                                                              --------------
                                                                   35,368.75
                                                              --------------
                           WHOLESALE TRADE-NONDURABLE
                            GOODS--0.71%
             600            BERGEN BRUNSWIG CORP (CLASS
                             A).............................       17,287.50
             700            CARDINAL HEALTH, INC............       50,225.00
             600            ENRON CORP......................       32,325.00
             400            MCKESSON CORP NEW...............       27,925.00
             700            SUPERVALU, INC..................       17,850.00
             800            SYSCO CORP......................       21,250.00
             200            UNITED STATIONERS, INC..........        5,225.00
                                                              --------------
                                                                  172,087.50
                                                              --------------
                            TOTAL COMMON STOCK
                             (Cost $25,032,019.59)..........   24,030,571.89
                                                              --------------


PRINCIPAL
---------


                SHORT TERM INVESTMENTS--8.58%


                U.S. GOVERNMENT & AGENCIES--8.58%


                FEDERAL HOME LOAN MORTGAGE
$2,071,000      CORP..........................            5.010
                                                 --------------
                TOTAL SHORT TERM INVESTMENTS
                (Cost $2,071,000.00)..........     2,071,000.00
                                                 --------------
                     TOTAL PORTFOLIO
 (Cost $27,103,019.59)........................   $26,101,571.89
                                                 ==============
---------------


*  NON-INCOME PRODUCING



               See notes to statement of assets and liabilities.